                              POWER OF ATTORNEY


        Each director and/or officer of American Eagle Outfitters, Inc. (the "Corporation") whose signature appears below hereby appoints Thomas R. Ketteler, Laura Weil or Dale E. Clifton as his or her attorneys or any of them individually as his or her attorney, to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the year ended February 1, 1997, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

        IN WITNESS WHEREOF, we have hereunto set our hands as of March 17, 1997.


Signature                               Title
---------                               -----

 /s/ Jay L. Schottenstein               Chairman and Chief Executive Officer
---------------------------               (Principal Executive Officer)
Jay L. Schottenstein

 /s/ Saul Schottenstein                 Vice Chairman and Director
---------------------------
Saul Schottenstein

 /s/ George Kolber                      Vice Chairman, Chief Operating
---------------------------               Officer and Director
George Kolber

 /s/ Laura Weil                         Executive Vice President and Chief
---------------------------               Financial Officer (Principal
Laura Weil                                Financial Officer)

 /s/ Dale E. Clifton                    Vice President, Controller, and
---------------------------               Chief Accounting Officer (Principal
Dale E. Clinton                           Accounting Officer)

 /s/ Martin P. Doolan                   Director
---------------------------
Martin P. Doolan

 /s/ Thomas R. Ketteler                 Director
---------------------------
Thomas R, Ketteler

 /s/ John L. Marakas                    Director
---------------------------
John L. Marakas

 /s/ David W. Thompson                  Director
---------------------------
David W. Thompson